Exhibit 99.2

Quarterly Financial Supplement
First Quarter 2021
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2021

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2021 Notes

Included in investment income, net of related expenses for the three-months ended March 31, 2021, is a reclassification of approximately $92 million of pre-tax unrealized gains from accumulated other comprehensive income associated with investments in limited partnerships and private equity funds for which the Company utilizes the equity method of accounting. The reclassification resulted in a $92 million increase in the Corporate and Other segment's pre-tax income and pre-tax adjusted operating income for the three-months ended March 31, 2021. The unrealized gains should have been recognized in investment income in the periods they were reported by the investees.

Included in other investment related gains (losses), net for the three-months ended March 31, 2021, are $70 million of pre-tax investment related gains associated with investments in limited partnerships considered to be investment companies previously carried at cost less impairments. These investments should have been carried at fair value based on the net asset value of the investment and changes in the fair value of the investment should have been include included in investment related gains (losses), net. This correction resulted in a $70 million increase in the Corporate segment's pre-tax income and did not have an impact on pre-tax adjusted operating income for the three-months ended March 31, 2021.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter
(USD millions, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Net premiums	$2,914	$3,260	$2,825	$2,790	$2,819	$95
Net income (loss)	139	132	213	158	(88)	227
Adjusted operating income (loss)	(84)	81	239	87	89	(173)
Return on equity - annualized	4.2%	3.8%	6.6%	5.8%	(3.4)%	7.6%
Return on equity - trailing 12 months	5.2%	3.4%	4.5%	5.1%	5.8%	(0.6)%
Adjusted operating return on equity (ex AOCI):
Annualized	(3.7)%	3.6%	10.8%	4.1%	4.3%	(8.0)%
Trailing 12 months	3.7%	5.7%	7.4%	7.8%	9.5%	(5.8)%
Total assets	$84,810	$84,656	$82,127	$80,729	$75,654	$9,156
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,610.2	$1,611.6	$1,602.1	$1,620.5	$1,618.4	$(8.2)
U.S. and Latin America Financial Solutions	5.3	5.3	5.3	5.4	5.4	(0.1)
Canada Traditional	460.1	445.2	419.5	409.2	389.5	70.6
Europe, Middle East and Africa Traditional	830.8	864.4	808.0	772.8	763.1	67.7
Asia Pacific Traditional	521.0	553.7	534.4	649.5	635.6	(114.6)
Asia Pacific Financial Solutions	1.2	0.5	0.3	0.4	0.4	0.8
Total assumed life reinsurance in force	$3,428.6	$3,480.7	$3,369.6	$3,457.8	$3,412.4	$16.2
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$28.5	$31.0	$24.6	$25.3	$34.0	$(5.5)
U.S. and Latin America Financial Solutions	—	0.1	(0.1)	—	—	—
Canada Traditional	14.2	10.9	8.6	9.1	12.2	2.0
Europe, Middle East and Africa Traditional	27.6	57.8	28.5	65.1	32.9	(5.3)
Asia Pacific Traditional	7.6	10.6	6.7	16.6	15.7	(8.1)
Total assumed new business production	$77.9	$110.4	$68.3	$116.1	$94.8	$(16.9)
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$2.04	$1.95	$3.13	$2.49	$(1.41)	$3.45
Adjusted operating income (loss)	$(1.24)	$1.19	$3.52	$1.37	$1.43	$(2.67)
Diluted earnings per share (1)
Net income (loss) (1)	$2.03	$1.94	$3.12	$2.48	$(1.41)	$3.44
Adjusted operating income (loss) (1)	$(1.24)	$1.19	$3.51	$1.36	$1.41	$(2.65)
Wgt. average common shares outstanding
Basic	67,975	67,944	67,936	63,449	62,138	5,837
Diluted	68,427	68,378	68,170	63,749	63,001	5,426
Common shares issued	85,311	85,311	85,311	85,311	79,138	6,173
Treasury shares	17,326	17,354	17,374	17,375	17,492	(166)
Common shares outstanding	67,985	67,957	67,937	67,936	61,646	6,339
Book value per share	$177.83	$211.19	$194.49	$184.78	$150.88	$26.95
Per share effect of AOCI	$44.16	$78.86	$63.13	$55.96	$18.33	$25.83
Book value per share, excluding AOCI	$133.67	$132.33	$131.36	$128.82	$132.55	$1.12
Stockholders’ dividends paid	$48	$48	$47	$43	$44	$4
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$2,914	$3,260	$2,825	$2,790	$2,819	$95
Investment income, net of related expenses	812	682	654	645	594	218
Investment related gains (losses), net
Impairments and change in allowance for credit losses on fixed maturity securities	(2)	—	13	—	(34)	32
Other investment related gains (losses), net	304	105	53	81	(251)	555
Total investment related gains (losses), net	302	105	66	81	(285)	587
Other revenue	91	96	98	90	76	15
Total revenues	4,119	4,143	3,643	3,606	3,204	915
Benefits and expenses:
Claims and other policy benefits	3,192	3,181	2,530	2,700	2,664	528
Interest credited	146	175	196	187	146	—
Policy acquisition costs and other insurance expenses	333	349	374	290	248	85
Other operating expenses	214	222	211	188	195	19
Interest expense	45	44	43	42	41	4
Collateral finance and securitization expense	3	3	4	4	6	(3)
Total benefits and expenses	3,933	3,974	3,358	3,411	3,300	633
Income (loss) before income taxes	186	169	285	195	(96)	282
Provision for income taxes	47	37	72	37	(8)	55
Net income (loss)	$139	$132	$213	$158	$(88)	$227
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$186	$169	$285	$195	$(96)	$282
Investment and derivative (gains) losses (1)	(228)	12	17	31	(68)	(160)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(50)	(51)	(116)	(1)	230	(280)
GMXB embedded derivatives (1)	(18)	(58)	29	(107)	128	(146)
Funds withheld (gains) losses - investment income	(1)	10	(1)	(3)	(2)	1
EIA embedded derivatives - interest credited	(30)	(5)	6	7	12	(42)
DAC offset, net	12	21	79	(21)	(87)	99
Investment (income) loss on unit-linked variable annuities	1	(13)	1	(15)	16	(15)
Interest credited on unit-linked variable annuities	(1)	13	(1)	15	(16)	15
Interest expense on uncertain tax positions	3	2	1	4	4	(1)
Non-investment derivatives and other	11	(1)	1	4	(3)	14
Adjusted operating income (loss) before income taxes	$(115)	$99	$301	$109	$118	$(233)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
After-tax adjusted operating income reconciliation:
Net income (loss)	$139	$132	$213	$158	$(88)	$227
Investment and derivative (gains) losses (1)	(179)	9	13	23	(51)	(128)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(40)	(40)	(92)	(1)	182	(222)
GMXB embedded derivatives (1)	(14)	(46)	23	(84)	101	(115)
Funds withheld (gains) losses - investment income	(1)	8	(1)	(2)	(2)	1
EIA embedded derivatives - interest credited	(24)	(4)	5	6	9	(33)
DAC offset, net	9	17	62	(16)	(69)	78
Investment (income) loss on unit-linked variable annuities	1	(11)	1	(12)	13	(12)
Interest credited on unit-linked variable annuities	(1)	11	(1)	12	(13)	12
Interest expense on uncertain tax positions	2	2	1	3	3	(1)
Non-investment derivatives and other	9	(1)	1	3	(2)	11
Uncertain tax positions and other tax related items	15	4	14	(3)	6	9
Adjusted operating income (loss)	$(84)	$81	$239	$87	$89	$(173)

Wgt. average common shares outstanding (diluted)	68,427	68,378	68,170	63,749	63,001	5,426

Diluted earnings per share - adjusted operating income (loss) (2)	$(1.24)	$1.19	$3.51	$1.36	$1.41	$(2.65)

Foreign currency effect on (3):
Net premiums	$78	$35	$12	$(46)	$(33)	$111
Adjusted operating income (loss) before income taxes	$1	$3	$7	$(4)	$(1)	$2

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Assets
Fixed maturity securities, available-for-sale	$56,426	$56,735	$54,652	$52,346	$48,555
Equity securities	135	132	135	130	112
Mortgage loans on real estate	6,001	5,787	5,907	5,974	6,014
Policy loans	1,253	1,258	1,259	1,310	1,314
Funds withheld at interest	5,459	5,432	5,403	5,250	5,258
Short-term investments	157	227	154	84	117
Other invested assets	2,983	2,829	2,645	2,547	2,542
Total investments	72,414	72,400	70,155	67,641	63,912
Cash and cash equivalents	3,122	3,408	3,256	4,313	2,820
Accrued investment income	546	511	547	494	510
Premiums receivable and other reinsurance balances	2,907	2,842	2,792	2,852	2,836
Reinsurance ceded receivables	1,089	983	950	945	889
Deferred policy acquisition costs	3,617	3,616	3,534	3,565	3,622
Other assets	1,115	896	893	919	1,065
Total assets	$84,810	$84,656	$82,127	$80,729	$75,654

Liabilities and stockholders’ equity
Future policy benefits	$33,675	$31,453	$30,331	$29,897	$29,521
Interest-sensitive contract liabilities	23,142	23,276	23,208	23,118	23,164
Other policy claims and benefits	7,077	6,413	6,242	6,232	5,854
Other reinsurance balances	560	598	524	510	596
Deferred income taxes	2,417	3,263	3,016	2,856	2,163
Other liabilities	1,930	1,340	1,611	1,557	1,505
Long-term debt	3,573	3,573	3,573	3,573	2,981
Collateral finance and securitization notes	346	388	408	433	569
Total liabilities	72,720	70,304	68,913	68,176	66,353

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,411	2,406	2,421	2,413	1,942
Retained earnings	8,235	8,148	8,066	7,901	7,802
Treasury stock	(1,559)	(1,562)	(1,563)	(1,563)	(1,574)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(39)	(69)	(171)	(210)	(223)
Unrealized appreciation of securities, net of income taxes	3,113	5,500	4,542	4,089	1,426
Pension and postretirement benefits, net of income taxes	(72)	(72)	(82)	(78)	(73)
Total stockholders’ equity	12,090	14,352	13,214	12,553	9,301
Total liabilities and stockholders’ equity	$84,810	$84,656	$82,127	$80,729	$75,654

Total stockholders’ equity, excluding AOCI	$9,088	$8,993	$8,925	$8,752	$8,171

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$1,419	$1,591	$1,420	$1,454	$1,373	$46
Investment income, net of related expenses	207	196	180	177	161	46
Investment related gains (losses), net	6	(3)	(8)	7	(7)	13
Other revenue	5	2	7	4	6	(1)
Total revenues	1,637	1,786	1,599	1,642	1,533	104

Benefits and expenses:
Claims and other policy benefits	1,740	1,638	1,343	1,558	1,367	373
Interest credited	17	17	19	18	19	(2)
Policy acquisition costs and other insurance expenses	182	189	189	195	175	7
Other operating expenses	36	34	34	29	34	2
Total benefits and expenses	1,975	1,878	1,585	1,800	1,595	380

Income (loss) before income taxes	$(338)	$(92)	$14	$(158)	$(62)	$(276)

Loss and expense ratios:
Claims and other policy benefits	122.6%	103.0%	94.6%	107.2%	99.6%	23.0%
Policy acquisition costs and other insurance expenses	12.8%	11.9%	13.3%	13.4%	12.7%	0.1%
Other operating expenses	2.5%	2.1%	2.4%	2.0%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$(1)	$(1)	$(1)	$(3)	$—	$(1)
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$1,419	$1,591	$1,420	$1,454	$1,373	$46
Investment income, net of related expenses	207	196	180	177	161	46
Other revenue	5	2	7	4	6	(1)
Total revenues	1,631	1,789	1,607	1,635	1,540	91

Benefits and expenses:
Claims and other policy benefits	1,740	1,638	1,343	1,558	1,367	373
Interest credited	17	17	19	18	19	(2)
Policy acquisition costs and other insurance expenses	182	189	189	195	175	7
Other operating expenses	36	34	34	29	34	2
Total benefits and expenses	1,975	1,878	1,585	1,800	1,595	380

Adjusted operating income (loss) before income taxes	$(344)	$(89)	$22	$(165)	$(55)	$(289)

Loss and expense ratios:
Claims and other policy benefits	122.6%	103.0%	94.6%	107.2%	99.6%	23.0%
Policy acquisition costs and other insurance expenses	12.8%	11.9%	13.3%	13.4%	12.7%	0.1%
Other operating expenses	2.5%	2.1%	2.4%	2.0%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$(1)	$(1)	$(1)	$(3)	$—	$(1)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$13	$13	$13	$15	$12	$1
Investment income, net of related expenses	257	248	272	241	233	24
Investment related gains (losses), net	(6)	47	59	15	(160)	154
Other revenue	26	25	26	24	28	(2)
Total revenues	290	333	370	295	113	177

Benefits and expenses:
Claims and other policy benefits	60	49	50	49	53	7
Interest credited	114	132	163	139	129	(15)
Policy acquisition costs and other insurance expenses	47	50	99	7	(38)	85
Other operating expenses	9	6	8	7	7	2
Total benefits and expenses	230	237	320	202	151	79

Income (loss) before income taxes	$60	$96	$50	$93	$(38)	$98

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$13	$13	$13	$15	$12	$1
Investment income, net of related expenses	258	253	273	240	232	26
Other revenue	26	25	26	24	25	1
Total revenues	297	291	312	279	269	28

Benefits and expenses:
Claims and other policy benefits	60	49	50	49	53	7
Interest credited	144	137	157	132	117	27
Policy acquisition costs and other insurance expenses	35	29	20	28	49	(14)
Other operating expenses	9	6	8	7	7	2
Total benefits and expenses	248	221	235	216	226	22

Adjusted operating income before income taxes	$49	$70	$77	$63	$43	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Annuity account values:
Fixed annuities (deferred)	$10,659	$10,773	$10,848	$10,932	$11,022

Net interest spread (fixed annuities)	1.3%	1.6%	1.3%	1.3%	1.4%

Equity-indexed annuities	$3,391	$3,480	$3,530	$3,516	$3,531

Variable annuities account values
No riders	$823	$665	$775	$753	$718
GMDB only	901	872	831	760	762
GMIB only	24	24	22	22	20
GMAB only	4	4	3	3	3
GMWB only	1,116	1,132	1,046	1,016	937
GMDB / WB	265	275	252	247	232
Other	18	18	17	17	15
Total variable annuities account values	$3,151	$2,990	$2,946	$2,818	$2,687

Fair value of liabilities associated with living benefit riders	$136	$155	$213	$184	$291

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$973	$1,015	$989	$990	$991

Bank-owned life insurance (BOLI)	$2,463	$2,460	$2,450	$2,444	$2,435

Other asset-intensive business	$123	$124	$125	$127	$128

Future policy benefits associated with:

Payout annuities	$4,477	$4,532	$4,593	$4,655	$4,713

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Investment income, net of related expenses	$1	$1	$1	$2	$1	$—
Other revenue	27	25	28	26	25	2
Total revenues	28	26	29	28	26	2

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	1	2	2	—	2
Other operating expenses	3	2	3	2	3	—
Total benefits and expenses	5	3	5	4	3	2

Income before income taxes	$23	$23	$24	$24	$23	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Investment income, net of related expenses	$1	$1	$1	$2	$1	$—
Other revenue	27	25	28	26	25	2
Total revenues	28	26	29	28	26	2

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	1	2	2	—	2
Other operating expenses	3	2	3	2	3	—
Total benefits and expenses	5	3	5	4	3	2

Adjusted operating income before income taxes	$23	$23	$24	$24	$23	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$280	$284	$254	$254	$260	$20
Investment income, net of related expenses	60	56	52	50	49	11
Investment related gains (losses), net	2	4	2	6	(12)	14
Other revenue	1	—	1	1	(1)	2
Total revenues	343	344	309	311	296	47

Benefits and expenses:
Claims and other policy benefits	266	248	225	216	220	46
Policy acquisition costs and other insurance expenses	45	49	44	42	45	—
Other operating expenses	8	10	10	9	8	—
Total benefits and expenses	319	307	279	267	273	46

Income before income taxes	$24	$37	$30	$44	$23	$1

Loss and expense ratios:
Claims and other policy benefits	95.0%	87.3%	88.6%	85.0%	84.6%	10.4%
Policy acquisition costs and other insurance expenses	16.1%	17.3%	17.3%	16.5%	17.3%	(1.2)%
Other operating expenses	2.9%	3.5%	3.9%	3.5%	3.1%	(0.2)%

Foreign currency effect on (1):
Net premiums	$16	$4	$(2)	$(9)	$(3)	$19
Income before income taxes	$—	$1	$—	$(2)	$1	$(1)

Creditor reinsurance net premiums	$17	$16	$18	$14	$17	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$280	$284	$254	$254	$260	$20
Investment income, net of related expenses	59	56	51	51	48	11
Investment related gains, net	2	2	2	1	2	—
Other revenue	1	—	1	1	(1)	2
Total revenues	342	342	308	307	309	33

Benefits and expenses:
Claims and other policy benefits	266	248	225	216	220	46
Policy acquisition costs and other insurance expenses	45	49	44	42	45	—
Other operating expenses	8	10	10	9	8	—
Total benefits and expenses	319	307	279	267	273	46

Adjusted operating income before income taxes	$23	$35	$29	$40	$36	$(13)

Loss and expense ratios:
Claims and other policy benefits	95.0%	87.3%	88.6%	85.0%	84.6%	10.4%
Policy acquisition costs and other insurance expenses	16.1%	17.3%	17.3%	16.5%	17.3%	(1.2)%
Other operating expenses	2.9%	3.5%	3.9%	3.5%	3.1%	(0.2)%

Foreign currency effect on (1):
Net premiums	$16	$4	$(2)	$(9)	$(3)	$19
Adjusted operating income before income taxes	$—	$1	$—	$(2)	$1	$(1)

Creditor reinsurance net premiums	$17	$16	$18	$14	$17	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$23	$21	$21	$20	$21	$2
Investment income, net of related expenses	—	—	—	—	1	(1)
Other revenue	3	2	2	2	2	1
Total revenues	26	23	23	22	24	2

Benefits and expenses:
Claims and other policy benefits	18	14	17	17	20	(2)
Policy acquisition costs and other insurance expenses	—	—	—	1	—	—
Other operating expenses	2	1	—	—	1	1
Total benefits and expenses	20	15	17	18	21	(1)

Income before income taxes	$6	$8	$6	$4	$3	$3

Foreign currency effect on (2):
Net premiums	$1	$—	$—	$(1)	$—	$1
Income before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$23	$21	$21	$20	$21	$2
Investment income, net of related expenses	—	—	—	—	1	(1)
Other revenue	3	2	2	2	2	1
Total revenues	26	23	23	22	24	2

Benefits and expenses:
Claims and other policy benefits	18	14	17	17	20	(2)
Policy acquisition costs and other insurance expenses	—	—	—	1	—	—
Other operating expenses	2	1	—	—	1	1
Total benefits and expenses	20	15	17	18	21	(1)

Adjusted operating income before income taxes	$6	$8	$6	$4	$3	$3

Foreign currency effect on (2):
Net premiums	$1	$—	$—	$(1)	$—	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$438	$442	$371	$352	$390	$48
Investment income, net of related expenses	20	17	18	18	19	1
Other revenue	(1)	6	1	1	(2)	1
Total revenues	457	465	390	371	407	50

Benefits and expenses:
Claims and other policy benefits	469	423	331	301	334	135
Policy acquisition costs and other insurance expenses	29	29	28	32	30	(1)
Other operating expenses	27	26	24	22	26	1
Total benefits and expenses	525	478	383	355	390	135

Income (loss) before income taxes	$(68)	$(13)	$7	$16	$17	$(85)

Loss and expense ratios:
Claims and other policy benefits	107.1%	95.7%	89.2%	85.5%	85.6%	21.5%
Policy acquisition costs and other insurance expenses	6.6%	6.6%	7.5%	9.1%	7.7%	(1.1)%
Other operating expenses	6.2%	5.9%	6.5%	6.3%	6.7%	(0.5)%

Foreign currency effect on (1):
Net premiums	$26	$8	$6	$(20)	$(13)	$39
Income (loss) before income taxes	$(5)	$2	$2	$(1)	$—	$(5)

Critical illness net premiums	$42	$43	$43	$40	$42	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$438	$442	$371	$352	$390	$48
Investment income, net of related expenses	20	17	18	18	19	1
Other revenue	(1)	6	1	1	(2)	1
Total revenues	457	465	390	371	407	50

Benefits and expenses:
Claims and other policy benefits	469	423	331	301	334	135
Policy acquisition costs and other insurance expenses	29	29	28	32	30	(1)
Other operating expenses	27	26	24	22	26	1
Total benefits and expenses	525	478	383	355	390	135

Adjusted operating income (loss) before income taxes	$(68)	$(13)	$7	$16	$17	$(85)

Loss and expense ratios:
Claims and other policy benefits	107.1%	95.7%	89.2%	85.5%	85.6%	21.5%
Policy acquisition costs and other insurance expenses	6.6%	6.6%	7.5%	9.1%	7.7%	(1.1)%
Other operating expenses	6.2%	5.9%	6.5%	6.3%	6.7%	(0.5)%

Foreign currency effect on (1):
Net premiums	$26	$8	$6	$(20)	$(13)	$39
Adjusted operating income (loss) before income taxes	$(5)	$2	$2	$(2)	$1	$(6)

Critical illness net premiums	$42	$43	$43	$40	$42	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$79	$84	$58	$57	$53	$26
Investment income, net of related expenses	48	58	46	61	28	20
Investment related gains (losses), net	16	1	4	16	(6)	22
Other revenue	3	4	2	2	3	—
Total revenues	146	147	110	136	78	68

Benefits and expenses:
Claims and other policy benefits	75	81	5	13	53	22
Interest credited	(1)	13	(1)	16	(17)	16
Policy acquisition costs and other insurance expenses	2	1	1	1	1	1
Other operating expenses	10	14	13	8	11	(1)
Total benefits and expenses	86	109	18	38	48	38

Income before income taxes	$60	$38	$92	$98	$30	$30

Foreign currency effect on (2):
Net premiums	$6	$3	$2	$(2)	$(1)	$7
Income before income taxes	$5	$—	$4	$(3)	$—	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$79	$84	$58	$57	$53	$26
Investment income, net of related expenses	48	50	46	43	44	4
Investment related gains (losses), net	(1)	(1)	(1)	—	—	(1)
Other revenue	3	4	2	2	3	—
Total revenues	129	137	105	102	100	29

Benefits and expenses:
Claims and other policy benefits	75	81	5	13	53	22
Interest credited	—	—	—	1	(1)	1
Policy acquisition costs and other insurance expenses	2	1	1	1	1	1
Other operating expenses	10	14	13	8	11	(1)
Total benefits and expenses	87	96	19	23	64	23

Adjusted operating income before income taxes	$42	$41	$86	$79	$36	$6

Foreign currency effect on (2):
Net premiums	$6	$3	$2	$(2)	$(1)	$7
Adjusted operating income before income taxes	$4	$1	$4	$(2)	$(1)	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$609	$785	$653	$607	$636	$(27)
Investment income, net of related expenses	33	31	22	27	27	6
Investment related gains (losses), net	(1)	3	—	—	—	(1)
Other revenue	6	4	5	2	4	2
Total revenues	647	823	680	636	667	(20)

Benefits and expenses:
Claims and other policy benefits	518	699	525	514	555	(37)
Policy acquisition costs and other insurance expenses	43	51	33	34	49	(6)
Other operating expenses	45	48	44	41	39	6
Total benefits and expenses	606	798	602	589	643	(37)

Income before income taxes	$41	$25	$78	$47	$24	$17

Loss and expense ratios:
Claims and other policy benefits	85.1%	89.0%	80.4%	84.7%	87.3%	(2.2)%
Policy acquisition costs and other insurance expenses	7.1%	6.5%	5.1%	5.6%	7.7%	(0.6)%
Other operating expenses	7.4%	6.1%	6.7%	6.8%	6.1%	1.3%

Foreign currency effect on (1):
Net premiums	$29	$20	$6	$(12)	$(16)	$45
Income before income taxes	$1	$(1)	$1	$2	$(1)	$2

Critical illness net premiums	$269	$379	$294	$246	$256	$13

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$609	$785	$653	$607	$636	$(27)
Investment income, net of related expenses	33	31	22	27	27	6
Investment related gains (losses), net	(1)	3	—	—	—	(1)
Other revenue	6	4	5	2	4	2
Total revenues	647	823	680	636	667	(20)

Benefits and expenses:
Claims and other policy benefits	518	699	525	514	555	(37)
Policy acquisition costs and other insurance expenses	43	51	33	34	49	(6)
Other operating expenses	45	48	44	41	39	6
Total benefits and expenses	606	798	602	589	643	(37)

Adjusted operating income before income taxes	$41	$25	$78	$47	$24	$17

Loss and expense ratios:
Claims and other policy benefits	85.1%	89.0%	80.4%	84.7%	87.3%	(2.2)%
Policy acquisition costs and other insurance expenses	7.1%	6.5%	5.1%	5.6%	7.7%	(0.6)%
Other operating expenses	7.4%	6.1%	6.7%	6.8%	6.1%	1.3%

Foreign currency effect on (1):
Net premiums	$29	$20	$6	$(12)	$(16)	$45
Adjusted operating income before income taxes	$1	$(1)	$1	$2	$(1)	$2

Critical illness net premiums	$269	$379	$294	$246	$256	$13

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$53	$40	$35	$31	$74	$(21)
Investment income, net of related expenses	28	25	22	21	17	11
Investment related gains (losses), net	12	28	—	15	(33)	45
Other revenue	11	7	9	8	10	1
Total revenues	104	100	66	75	68	36

Benefits and expenses:
Claims and other policy benefits	46	30	33	32	62	(16)
Interest credited	15	12	13	11	13	2
Policy acquisition costs and other insurance expenses	11	7	5	5	14	(3)
Other operating expenses	4	3	5	1	4	—
Total benefits and expenses	76	52	56	49	93	(17)

Income (loss) before income taxes	$28	$48	$10	$26	$(25)	$53

Foreign currency effect on (2):
Net premiums	$1	$1	$1	$1	$—	$1
Income (loss) before income taxes	$1	$2	$1	$(1)	$2	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Net premiums	$53	$40	$35	$31	$74	$(21)
Investment income, net of related expenses	28	25	22	21	17	11
Investment related gains (losses), net	3	3	(1)	1	2	1
Other revenue	11	7	9	8	10	1
Total revenues	95	75	65	61	103	(8)

Benefits and expenses:
Claims and other policy benefits	46	30	33	32	62	(16)
Interest credited	15	12	13	11	13	2
Policy acquisition costs and other insurance expenses	11	7	5	5	14	(3)
Other operating expenses	4	3	5	1	4	—
Total benefits and expenses	76	52	56	49	93	(17)

Adjusted operating income before income taxes	$19	$23	$9	$12	$10	$9

Foreign currency effect on (2):
Net premiums	$1	$1	$1	$1	$—	$1
Adjusted operating income before income taxes	$—	$1	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Investment income, net of related expenses	$158	$50	$41	$48	$58	$100
Investment related gains (losses), net	273	25	9	22	(67)	340
Other revenue	10	21	17	20	1	9
Total revenues	441	96	67	90	(8)	449

Benefits and expenses:
Claims and other policy benefits	—	(1)	1	—	—	—
Interest credited	1	1	2	3	2	(1)
Policy acquisition costs and other insurance income	(28)	(28)	(27)	(29)	(28)	—
Other operating expenses	70	78	70	69	62	8
Interest expense	45	44	43	42	41	4
Collateral finance and securitization expense	3	3	4	4	6	(3)
Total benefits and expenses	91	97	93	89	83	8

Income (loss) before income taxes	$350	$(1)	$(26)	$1	$(91)	$441

Foreign currency effect on (1):
Income (loss) before income taxes	$2	$1	$(1)	$(1)	$2	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Revenues:
Investment income, net of related expenses	$158	$50	$41	$48	$58	$100
Investment related gains (losses), net	3	1	(4)	2	1	2
Other revenue	21	20	18	24	1	20
Total revenues	182	71	55	74	60	122

Benefits and expenses:
Claims and other policy benefits	—	(1)	1	—	—	—
Interest credited	1	1	2	3	2	(1)
Policy acquisition costs and other insurance income	(28)	(28)	(27)	(29)	(28)	—
Other operating expenses	70	78	70	69	62	8
Interest expense	42	42	42	38	37	5
Collateral finance and securitization expense	3	3	4	4	6	(3)
Total benefits and expenses	88	95	92	85	79	9

Adjusted operating income (loss) before income taxes	$94	$(24)	$(37)	$(11)	$(19)	$113

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$1	$(1)	$—	$—	$(1)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
U.S. and Latin America:
Traditional	$(338)	$(92)	$14	$(158)	$(62)	$(276)
Financial Solutions:
Asset Intensive	60	96	50	93	(38)	98
Capital Solutions	23	23	24	24	23	—
Total U.S. and Latin America	(255)	27	88	(41)	(77)	(178)
Canada:
Traditional	24	37	30	44	23	1
Financial Solutions	6	8	6	4	3	3
Total Canada	30	45	36	48	26	4
Europe, Middle East and Africa:
Traditional	(68)	(13)	7	16	17	(85)
Financial Solutions	60	38	92	98	30	30
Total Europe, Middle East and Africa	(8)	25	99	114	47	(55)
Asia Pacific:
Traditional	41	25	78	47	24	17
Financial Solutions	28	48	10	26	(25)	53
Total Asia Pacific	69	73	88	73	(1)	70
Corporate and Other	350	(1)	(26)	1	(91)	441
Consolidated income (loss) before income taxes	$186	$169	$285	$195	$(96)	$282

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
U.S. and Latin America:
Traditional	$(344)	$(89)	$22	$(165)	$(55)	$(289)
Financial Solutions:
Asset Intensive	49	70	77	63	43	6
Capital Solutions	23	23	24	24	23	—
Total U.S. and Latin America	(272)	4	123	(78)	11	(283)
Canada:
Traditional	23	35	29	40	36	(13)
Financial Solutions	6	8	6	4	3	3
Total Canada	29	43	35	44	39	(10)
Europe, Middle East and Africa:
Traditional	(68)	(13)	7	16	17	(85)
Financial Solutions	42	41	86	79	36	6
Total Europe, Middle East and Africa	(26)	28	93	95	53	(79)
Asia Pacific:
Traditional	41	25	78	47	24	17
Financial Solutions	19	23	9	12	10	9
Total Asia Pacific	60	48	87	59	34	26
Corporate and Other	94	(24)	(37)	(11)	(19)	113
Consolidated adjusted operating income (loss) before income taxes	$(115)	$99	$301	$109	$118	$(233)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Fixed maturity securities, available-for-sale (1)	$56,426	$56,735	$54,652	$52,346	$48,555
Equity securities	135	132	135	130	112
Mortgage loans on real estate	6,001	5,787	5,907	5,974	6,014
Policy loans	1,253	1,258	1,259	1,310	1,314
Funds withheld at interest	5,459	5,432	5,403	5,250	5,258
Short-term investments	157	227	154	84	117
Other invested assets	2,983	2,829	2,645	2,547	2,542
Cash and cash equivalents	3,122	3,408	3,256	4,313	2,820
Total cash and invested assets	$75,536	$75,808	$73,411	$71,954	$66,732

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Average invested assets at amortized cost (1)	$33,367	$32,699	$32,148	$30,420	$29,728	$3,639
Net investment income (1)	$463	$337	$290	$305	$299	$164
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.67%	4.20%	3.66%	4.07%	4.08%	159 bps

Variable investment income ("VII") (included in net investment income) (1)	$162	$37	$8	$16	$3	$159

Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.79%	3.88%	3.69%	3.99%	4.19%	(40) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	March 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$32,916	$16	$2,683	$288	$35,295	62.5%
Canadian government	3,253	—	1,423	3	4,673	8.3%
RMBS	1,536	—	62	7	1,591	2.8%
ABS	3,156	—	25	30	3,151	5.6%
CMBS	1,774	1	78	11	1,840	3.3%
U.S. government	960	—	23	53	930	1.6%
State and political subdivisions	1,240	—	109	14	1,335	2.4%
Other foreign government	7,394	5	306	84	7,611	13.5%
Total fixed maturity securities	$52,229	$22	$4,709	$490	$56,426	100.0%

	December 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$31,963	$17	$4,356	$94	$36,208	63.9%
Canadian government	3,145	—	1,995	—	5,140	9.1%
RMBS	1,735	—	84	2	1,817	3.2%
ABS	3,099	—	35	42	3,092	5.4%
CMBS	1,790	3	102	21	1,868	3.3%
U.S. government	1,242	—	196	1	1,437	2.5%
State and political subdivisions	1,237	—	157	4	1,390	2.4%
Other foreign government	5,337	—	479	33	5,783	10.2%
Total fixed maturity securities	$49,548	$20	$7,404	$197	$56,735	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2021				December 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,645	$6,057	17.3%	A-	$5,657	$6,285	17.5%	A-
Brokerage/asset managers/exchanges	902	964	2.7%	A-	887	993	2.7%	A-
Finance companies	304	312	0.9%	BBB	314	334	0.9%	BBB
Insurance	3,630	3,934	11.1%	A-	3,532	4,046	11.2%	A-
REITs	797	827	2.3%	BBB+	707	773	2.1%	BBB+
Other finance	767	812	2.3%	A-	688	805	2.2%	A-
Total financial institutions	$12,045	$12,906	36.6%		$11,785	$13,236	36.6%
Industrials
Basic	$1,992	$2,195	6.2%	BBB	$1,927	$2,258	6.2%	BBB
Capital goods	1,540	1,610	4.6%	BBB	1,513	1,662	4.6%	BBB
Communications	2,393	2,626	7.4%	BBB+	2,355	2,770	7.7%	BBB+
Consumer cyclical	1,742	1,857	5.3%	BBB+	1,687	1,888	5.2%	BBB+
Consumer noncyclical	3,536	3,812	10.8%	BBB+	3,313	3,815	10.5%	BBB+
Energy	1,806	1,946	5.5%	BBB+	1,753	1,976	5.5%	BBB
Technology	1,134	1,174	3.3%	BBB+	1,138	1,243	3.4%	BBB+
Transportation	2,023	2,133	6.0%	BBB+	2,002	2,194	6.1%	BBB+
Other industrial	653	676	1.9%	BBB	586	629	1.7%	BBB
Total industrials	$16,819	$18,029	51.0%		$16,274	$18,435	50.9%
Utilities
Electric	$3,108	$3,328	9.4%	A-	$3,013	$3,480	9.6%	A-
Natural gas	511	552	1.6%	BBB+	476	560	1.5%	BBB+
Other utility	433	480	1.4%	BBB+	415	497	1.4%	BBB+
Total utilities	$4,052	$4,360	12.4%		$3,904	$4,537	12.5%
Total	$32,916	$35,295	100.0%	BBB+	$31,963	$36,208	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2021			December 31, 2020			September 30, 2020			June 30, 2020			March 31, 2020
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$31,323	$34,096	60.4%	$29,770	$34,589	60.9%	$29,950	$34,406	62.9%	$29,018	$33,246	63.5%	$29,310	$31,660	65.2%
2	BBB	17,402	18,799	33.3%	16,440	18,751	33.1%	15,822	17,421	31.9%	15,222	16,555	31.6%	14,810	14,665	30.2%
3	BB	2,622	2,704	4.8%	2,480	2,588	4.6%	2,103	2,118	3.9%	1,987	1,963	3.8%	1,877	1,727	3.6%
4	B	695	669	1.2%	713	697	1.2%	668	641	1.2%	560	515	1.0%	509	452	0.9%
5	CCC	170	145	0.3%	131	102	0.2%	108	59	0.1%	91	46	0.1%	101	41	0.1%
6	In or near default	17	13	—%	14	8	—%	10	7	—%	25	21	—%	13	10	—%
	Total	$52,229	$56,426	100.0%	$49,548	$56,735	100.0%	$48,661	$54,652	100.0%	$46,903	$52,346	100.0%	$46,620	$48,555	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.
All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2021			December 31, 2020			September 30, 2020			June 30, 2020			March 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$659	$701	10.7%	$686	$744	11.0%	$696	$763	11.0%	$708	$776	11.8%	$726	$796	11.8%
Non-agency	877	890	13.4%	1,049	1,073	15.8%	1,231	1,264	18.4%	1,254	1,289	19.4%	1,515	1,495	22.1%
Total RMBS	1,536	1,591	24.1%	1,735	1,817	26.8%	1,927	2,027	29.4%	1,962	2,065	31.2%	2,241	2,291	33.9%
ABS:
Collateralized loan obligations ("CLOs")	1,603	1,593	24.2%	1,707	1,689	24.9%	1,607	1,563	22.7%	1,612	1,558	23.4%	1,725	1,558	23.0%
ABS, excluding CLOs	1,553	1,558	23.7%	1,392	1,403	20.7%	1,359	1,359	19.8%	1,186	1,173	17.6%	1,215	1,109	16.4%
Total ABS	3,156	3,151	47.9%	3,099	3,092	45.6%	2,966	2,922	42.5%	2,798	2,731	41.0%	2,940	2,667	39.4%
CMBS	1,774	1,840	28.0%	1,790	1,868	27.6%	1,871	1,930	28.1%	1,850	1,851	27.8%	1,841	1,809	26.7%
Total	$6,466	$6,582	100.0%	$6,624	$6,777	100.0%	$6,764	$6,879	100.0%	$6,610	$6,647	100.0%	$7,022	$6,767	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$427	87.2%	$133	67.5%	$276	74.6%	$348	77.7%	$1,052	72.0%
20% or more for less than six months	28	5.7%	42	21.3%	34	9.2%	91	20.3%	409	28.0%
20% or more for six months or greater	35	7.1%	22	11.2%	60	16.2%	9	2.0%	—	—%
Total	$490	100.0%	$197	100.0%	$370	100.0%	$448	100.0%	$1,461	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of March 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,794	$211	$219	$10	$5,013	$221
Canadian government	29	3	—	—	29	3
RMBS	323	7	—	—	323	7
ABS	793	6	933	12	1,726	18
CMBS	103	2	68	2	171	4
U.S. government	431	53	—	—	431	53
State and political subdivisions	271	9	29	5	300	14
Other foreign government	2,469	50	498	25	2,967	75
Total investment grade securities	$9,213	$341	$1,747	$54	$10,960	$395

Below investment grade securities:
Corporate	$258	$45	$226	$22	$484	$67
ABS	—	—	15	12	15	12
CMBS	42	1	44	6	86	7
Other foreign government	86	4	26	5	112	9
Total below investment grade securities	$386	$50	$311	$45	$697	$95
Total fixed maturity securities	$9,599	$391	$2,058	$99	$11,657	$490

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$930	$29	$70	$5	$1,000	$34
Canadian government	—	—	—	—	—	—
RMBS	294	2	—	—	294	2
ABS	1,096	17	570	11	1,666	28
CMBS	160	6	—	—	160	6
U.S. government	27	1	—	—	27	1
State and political subdivisions	66	1	16	3	82	4
Other foreign government	973	27	—	—	973	27
Total investment grade securities	$3,546	$83	$656	$19	$4,202	$102

Below investment grade securities:
Corporate	$375	$49	$81	$11	$456	$60
ABS	20	13	4	1	24	14
CMBS	91	15	—	—	91	15
Other foreign government	36	3	28	3	64	6
Total below investment grade securities	$522	$80	$113	$15	$635	$95
Total fixed maturity securities	$4,068	$163	$769	$34	$4,837	$197

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$(2)	$—	$13	$—	$(34)	$32
Gain on investment activity	167	25	16	46	27	140
Loss on investment activity	(13)	(6)	(22)	(46)	(8)	(5)
Net gains (losses) on fixed maturity securities available-for-sale	152	19	7	—	(15)	167

Net gains (losses) on equity securities	3	(4)	4	8	(23)	26
Other impairment losses and change in mortgage loan provision	18	(2)	(19)	(22)	(13)	31
Change in fair value of certain limited partnership investments and other, net	111	3	4	8	9	102

Free-standing derivatives:
Interest rate swaps - non-hedged	(70)	(22)	(11)	3	106	(176)
Financial futures	(10)	(28)	(15)	(48)	44	(54)
Foreign currency swaps - non-hedged	9	(1)	4	3	(13)	22
Foreign currency swaps - hedged	1	3	1	2	(8)	9
Foreign currency forwards - non-hedged	(8)	3	4	1	(3)	(5)
CPI swaps	18	19	11	26	(40)	58
Credit default swaps	20	22	1	17	(24)	44
Equity options	(10)	(16)	(12)	(25)	53	(63)
Total free-standing derivatives	(50)	(20)	(17)	(21)	115	(165)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	50	51	116	1	(230)	280
GMXB	18	58	(29)	107	(128)	146
Total embedded derivatives	68	109	87	108	(358)	426

Net gain (loss) on total derivatives	18	89	70	87	(243)	261

Total investment related gains (losses), net	$302	$105	$66	$81	$(285)	$587

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
U.S. & Latin America Traditional
Income (loss) before income taxes	$(338)	$(92)	$14	$(158)	$(62)	$(276)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(6)	3	8	(7)	7	(13)
Adjusted operating income (loss) before income taxes	$(344)	$(89)	$22	$(165)	$(55)	$(289)

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$60	$96	$50	$93	$(38)	$98
Investment and derivative (gains) losses (1)	68	65	36	86	(191)	259
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(44)	(54)	(124)	6	223	(267)
GMXB embedded derivatives (1)	(18)	(58)	29	(107)	128	(146)
Funds withheld (gains) losses - investment income	1	5	1	(1)	(1)	2
EIA embedded derivatives - interest credited	(30)	(5)	6	7	12	(42)
DAC offset, net	12	21	79	(21)	(87)	99
Non-investment derivatives and other	—	—	—	—	(3)	3
Adjusted operating income before income taxes	$49	$70	$77	$63	$43	$6

U.S. & Latin America Capital Solutions
Income before income taxes	$23	$23	$24	$24	$23	$—
Adjusted operating income before income taxes	$23	$23	$24	$24	$23	$—

Canada Traditional
Income before income taxes	$24	$37	$30	$44	$23	$1
Investment and derivative (gains) losses (1)	—	(2)	—	(5)	14	(14)
Investment income - non-operating FWAI	(1)	—	(1)	1	(1)	—
Adjusted operating income before income taxes	$23	$35	$29	$40	$36	$(13)

Canada Financial Solutions
Income before income taxes	$6	$8	$6	$4	$3	$3
Adjusted operating income before income taxes	$6	$8	$6	$4	$3	$3

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2021	2020	2020	2020	2020	Quarter
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(68)	$(13)	$7	$16	$17	$(85)
Adjusted operating income (loss) before income taxes	$(68)	$(13)	$7	$16	$17	$(85)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$60	$38	$92	$98	$30	$30
Investment and derivative (gains) losses (1)	(17)	(2)	(5)	(16)	6	(23)
Investment income - non-operating FWAI	(1)	5	(1)	(3)	—	(1)
Investment (income) loss on unit-linked variable annuities	1	(13)	1	(15)	16	(15)
Interest credited on unit-linked variable annuities	$(1)	$13	$(1)	$15	$(16)	$15
Adjusted operating income before income taxes	$42	$41	$86	$79	$36	$6

Asia Pacific Traditional
Income before income taxes	$41	$25	$78	$47	$24	$17
Adjusted operating income before income taxes	$41	$25	$78	$47	$24	$17

Asia Pacific Financial Solutions
Income (loss) before income taxes	$28	$48	$10	$26	$(25)	$53
Investment and derivative (gains) losses (1)	(9)	(25)	(1)	(14)	35	(44)
Adjusted operating income before income taxes	$19	$23	$9	$12	$10	$9

Corporate and Other
Income (loss) before income taxes	$350	$(1)	$(26)	$1	$(91)	$441
Investment and derivative (gains) losses (1)	(270)	(24)	(13)	(20)	68	(338)
Interest expense on uncertain tax positions	3	2	1	4	4	(1)
Non-investment derivatives and other	11	(1)	1	4	—	11
Adjusted operating income (loss) before income taxes	$94	$(24)	$(37)	$(11)	$(19)	$113

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Stockholders’ equity	$12,090	$14,352	$13,214	$12,553	$9,301
Less effect of AOCI:
Accumulated currency translation adjustments	(39)	(69)	(171)	(210)	(223)
Unrealized appreciation of securities	3,113	5,500	4,542	4,089	1,426
Pension and postretirement benefits	(72)	(72)	(82)	(78)	(73)
Stockholders’ equity, excluding AOCI	$9,088	$8,993	$8,925	$8,752	$8,171

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Book value per share	$177.83	$211.19	$194.49	$184.78	$150.88
Less effect of AOCI:
Accumulated currency translation adjustments	(0.57)	(1.02)	(2.51)	(3.09)	(3.62)
Unrealized appreciation of securities	45.79	80.94	66.86	60.19	23.14
Pension and postretirement benefits	(1.06)	(1.06)	(1.22)	(1.14)	(1.19)
Book value per share, excluding AOCI	$133.67	$132.33	$131.36	$128.82	$132.55

Page 41